UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 31, 2024

Date of Report (Date of earliest event reported)

____________________

Progress Software Corporation

PROGRESS SOFTWARE CORP /MA

(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15 Wayside Road, Suite 400

Burlington, Massachusetts 01803

(Address of principal executive offices, including zip code)

(781) 280-4000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 31, 2024, pursuant to the terms of that certain Asset Purchase Agreement dated as of September 9, 2024 (the “Purchase Agreement”), by and between Progress Software Corporation, a Delaware corporation (“Progress”) and Cloud Software Group, Inc., a Delaware corporation (the “Seller”), Progress completed the previously announced purchase of substantially all of the assets and assumption of certain of the liabilities that collectively comprise ShareFile, a business unit of the Seller, that provides leading collaboration software for document-centric use cases. The transactions contemplated by the Purchase Agreement are collectively referred to as the “Transaction.”

Upon the closing of the Transaction, Progress paid an aggregate purchase price of $875 million in cash, subject to a $25 million working capital credit, funded via a combination of cash on hand and an existing revolving credit facility.

Pursuant to Rule 3-05 and Article 11 of Regulation S-X, Progress will file financial statements and pro forma financial information related to the Transaction by an amendment to this Current Report on Form 8-K.

The foregoing descriptions of the Purchase Agreement and the Transaction do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 2.1 of Progress’ Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2024, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 31, 2024, the Company issued a press release with respect to the closing of the Transaction, a copy of which is attached hereto and furnished as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any other filing by Progress under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of September 9, 2024, by and between Cloud Software Group, Inc. and Progress Software Corporation (incorporated by reference to Exhibit 2.1 to Progress’ Current Report on Form 8-K filed September 9, 2024)*
99.1	Press Release, dated October 31, 2024
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

* The schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. Registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request by the Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2024	Progress Software Corporation

	By:	/s/ YUFAN STEPHANIE WANG
YuFan Stephanie Wang
Chief Legal Officer and Secretary